Exhibit 99.3

November 14, 2007 Preclinical Discovery Programs David M. Floyd

Alliance Update Research Programs CCR1 antagonist Jak3 inhibitor Lead Discovery Platform Discussion Topics

Alliance Overview Wyeth/Jak3 – systemic indications Multiple series with good potency in vitro Multiple analogs active in vivo Alliance making excellent progress Organon Focused lead optimization program in progress New target screening underway Hit-to-lead effort in progress GSK Screening effort ahead of plan Multiple hit-to-lead programs in progress Initial lead optimization program initiated Cephalon – significant progress on two targets BMS – initiating collaborative research program

Alliance Update Research Programs CCR1 antagonist Jak3 inhibitor Lead Discovery Platform Discussion Topics

Anti-inflammatory Agents – CCR1 Chemokine Receptors

CCR1 Antagonist Rationale

Pharmacopeia

- **CCR1 is expressed on multiple cell types**
  - monocytes, T cells, dendritic cells, eosinophils and neutrophils
  - Major factor in mediating inflammatory responses through direct effects on leukocyte chemotaxis and Th1/Th2 cytokine balance
- **Multiple ligands interact with CCR1 with high affinity**
  - MIP-1α (CCL3), RANTES (CCL5), MCP-2 3 (CCL8/7) plus several others
- **Multiple potential indications**
  - Areas of focus, RA and MS
  - Additional possible indications, psoriasis, endometriosis

CCR1 Antagonist CCL3 X X X CCR1 CCL3 CCR1 CCR1 Antagonist

CCR1 Competition 0.010 0.025 Phase 1 (?) CP-865,569 (Pfizer) NA NA Phase 1 MLN3701 (Millennium/Sanofi-Aventis) NA NA Candidate for RA CCX634 (Chemocentryx-GSK-CEEDD) Phase 2 - RA with MTX Phase 2 – RA stopped Phase 2– endometriosis, MS - stopped Status 0.0034 0.0012 MLN3897 (Millennium/Sanofi-Aventis) 0.055 0.074 CP-481,715 (Pfizer) 0.004 0.007 BX-471 (Berlex) h-Monocyte Chemotaxis (IC50,mM) hCCR1 (IC50,mM) Compound

Lead Compound - PS031291

Pharmacopeia

Potency *In Vitro*

Compound	PS031291	BX-471	MLN3897	CP481715
hCCR1 IC_{50} (μM)	0.007	0.007	0.001	0.075
hChemotaxis IC_{50} (μM)	0.0006	0.004	0.003	0.055

Pharmacokinetics

* Absolute

5 mg/Kg Oral Dose	AUC (ng/mL.h)	F* (%)	$T_{1/2}$ (h)
BX-471 (Rat)	220	31	1.2
PS031291 (Rat)	593	19	4.5
PS031291 (Dog)	30,500	86	6.6

- PS031291 is 5/6-fold more potent than BX471/MLN3897 in the human monocyte chemotaxis assay
- PS031291 possesses an improved pharmacokinetic profile compared to BX471.

MIP1a Induced CCR1 Internalization -15.0 -12.5 -10.0 -7.5 -5.0 -5 20 45 70 95 120 IC50 = 150nM BX471 Log M % Control -15.5 -13.0 -10.5 -8.0 -5.5 -5 20 45 70 95 120 IC50 = 4nM PS031291 Log M % Control PS031291 is 40 fold more potent than BX471 in the clinically relevant CCR1 internalization assay in human whole blood. Endosome MIP-1a Recycle Degradation Internalization X X

CCR1 Summary PS031291 potential drug candidate No outstanding issues Potential to initiate pre-IND studies 1Q 08 Clinically relevant biomarkers identified Direct CCR1 internalization developed at PCOP Facilitated early clinical development Ex vivo chemotaxis in man CCR1 receptor internalization Obtain both PK and PD data in the SAD study!

Alliance Update Research Programs CCR1 antagonist Jak3 inhibitor Lead Discovery Platform Discussion Topics

Immunosuppressive Agents

Pharmacopeia



Jak3 Inhibition
Therapeutic monoclonals
Anti:
TCR, CD3,
CD4/8, CD45RB
LFA-1, ICAM-1
Anti-IL-2R
+/- Toxins
T-cell
G0
G0
IL-2R
cytokine synthesis
G1
S
G2/M
G1/0
Activation by antigen
IL-2 response
DNA synthesis
Mitosis
Drugs & other treatments
Steroid
CTLA-4-Fcγ
Fusion protein
UV
Cyclosporin
FK506
Steroid
(ZAP-70, Lck inhibitors)
Rapamycin
Azathioprine (6MP)
Methotrexate
Mizorbine
Mycophenolic
Brequinar
Cyclophosphamide
X-rays

T-cell activation is a well validated therapeutic target

Jak3 Inhibition Jak3 Jak1 IL2 IL2 Stat5 Inhibitor Stat5 OPO3

Program Rationale Jak3 is selectively expressed in T-cells Involved in T-cell activation, growth, differentiation and survival Up-regulated in activated T cells Jak2 and Jak1 more widely expressed Lower potential for dose-limiting toxicity vs. calcineurin inhibitors (CSA/Sandimmune, FK-506/Tacrolimus) Multiple potential clinical indications for systemic and non-systemic delivery Transplantation: CP 690550 clinical efficacy Psoriasis: CSA, anti-CD3/CD4 antibodies Other: IBD, RA

Competitive Landscape Pfizer – Multiple Phase 2 studies with CP-690550 Psoriasis (Phase 1 demonstrating efficacy) RA – preliminary efficacy demonstrated Kidney transplant – 12 month data reported Incyte – INCB18424 Jak2 inhibitor (“pan Jak inhibitor”) 28-day RA in mtx failed psoriasis patients POC with topical administration in psoriasis Lead optimization programs Novartis/Cytopia Vertex Astellas J&J Roche Astra Zeneca Rigel (07 IND objective)

Potency In Vitro PS020613 Jak3-mediated Cellular Assay -10 -9 -8 -7 -6 -5 0 20 40 60 80 100 CP690550 PS020613 Concentration, log[M] % Control N N N N N H N O F O F Jak3 Kinase Assay -11 -10 -9 -8 -7 -6 0 20 40 60 80 100 CP690550 PS020613 Concentration, log[M] % Control

35 16 4 14 Fold Select 240000 6800 3100 2067 20 PS585365 870 55 32 20 2.1 PS078507 740 170 64 26 3.4 PS020613 1077 78 43 13 1.5 CP690550 IL3 stimulated F7, Jak2 (nM) IL2 stimulated F7, Jak3 (nM) Jak2 (nM) Jak3 (nM) Stat5 Phosphorylation Jak3/1 Proliferation (nM) Kinase assay Compound Potency and Jak2 Selectivity In Vitro

Comparative Pharmacokinetic Properties

Pharmacopeia

PK Studies in female Balb/c mice at 2 mg/kg iv and 10 mg/kg po



PS 347729
Plasma conc. (ng/ml)
3000
2500
2000
1500
1000
500
0
0
1
2
3
4
5
6
Time (h)
po
iv

$AUCpo_{0\rightarrow\infty}$ = 798 ng/mL.h
Cmax = 1733 ng/mL
$t_{1/2}$ = 0.58 h
Cl = 65.6 l/h/kg
F = 31.4 %



N
H
N
N
N
Me
N
O
CN
Me

CP690550



PS 20613
Plasma conc. (ng/ml)
6000
5000
4000
3000
2000
1000
0
0
1
2
3
4
5
6
Time (h)
po
iv

$AUCpo_{0\rightarrow\infty}$ = 13224 ng/mL.h
Cmax = 5472 ng/mL
$t_{1/2}$ = 1.41 h
Cl = 14.6 l/h/kg
F = 116 %



O
F
N
N
N
N
N
O
N
H
F

PS020613

Functional Activity In Vivo Terminal blood collection Inject IL-2 and capture antibody, i.p. Dose with JAK3 inhibitors, p.o. Injection of IL2 results in an increase in the production of INF-g Model assesses the relative potency of a Jak3 inhibitor to block the action of IL2 and inhibit the production of INF-g + 1 Hr + 4 Hr 0 Hr + 3 Hr + 6 Hr

Functional Activity *In Vivo*

Pharmacopeia

Effect of Oral Administration of PS020613, PS055406, PS078507 @ 10 mg/kg & CP-690550 @ 10 & 30 mg/kg on IFN-γ Formation in the Mouse



Serum IFN-γ (pg/ml)
1400
1200
1000
800
600
400
200
0
Unstimulated
IL-2
PS020613 @ 10
PS055406 @ 10
PS078507 @ 10
CP-690550 @ 10
CP-690550 @ 30
Unstimulated
IL-2
PS020613 @ 10
PS055406 @ 10
PS078507 @ 10
CP-690550 @ 10
CP-690550 @ 30

Dose-Dependent Activity *In Vivo*

Pharmacopeia



CP690550



PS020613



PS055406


% of Control
100
90
80
70
60
50
40
30
20
10
0
-1
0
1
2
3
log Dose (mg/kg)
CP690550
PS020613
PS055406

Each point represents the mean ± SEM (N=12)

ED$_{50}$ Values (oral dose)

CP690550 = 2.0 mg/kg

PS020613 = 5.1 mg/kg

PS055406 = 12 mg/kg

PS020613 - DTH Model PS 020613 is active in oxazolone DTH model following oral administration (100 mg/kg, bid) * p<0.01 vs. Vehicle-treated group, one-way ANOVA (Dunnett’s multiple comparison test) ** p<0.0001 vs. Vehicle-treated group t test. PS020613 CP690550 Vehicle PS020613 @ 100 (bid) CP690550 @ 100 (bid) Dex @ 10 (qd) 0 1 2 3 4 5 6 7 8 * * ** Treatment Group (mg/kg) Left - Right Ear (mg) N N N N H N N O F O F N N N N H N Me O CN Me

T-Cell Involvement in Psoriasis X

Rationale for Jak3 Inhibition in Psoriasis Psoriasis is a systemic autoimmune disease that manifests in the skin T-cells are present in living epidermis and the dermal layer in psoriasis CP-690,550 demonstrated efficacy in psoriasis in a Phase 1 study (2 weeks administration) Phase II POC with topical application of the Jak2 inhibitor INCB18424 (pan-Jak inhibitor) Dendritic cells and keratinocytes may also signal through Jak3

Compounds Selected for Study 47 7 PS834505 17 1 PS496179 64 3 PS20613 87 2 PS159069 18 1 PS055406 Cell (Stat 5) (nM) Kinase (nM) Compound Eccrine gland duct 5 compounds selected: Potency `Predicted physical properties Studies performed: Flux Accumulation and distribution Stratum corneum Living epidermis Dermal vasculature Eccrine gland duct

Significant compound accumulation in epidermis & dermis Significant compound accumulation in epidermal and dermal layers. Limited transdermal flux suggests low systematic exposure. Stratum corneum Epidermis Dermis Franz cell receptor 0 2 4 6 PS020613 PS834505 PS496179 PS055406 PS159069 m g, recovered 0 5 10 15 20 25 30 35 0 10 20 30 40 50 60 70 80 Time (h) Mean cumulative amount permeated per unit area (ug/cm2) PS020613 PS496179 PS834505 PS159069 PS055406

Jak 3 Inhibition Summary Pfizer has generated clinical proof of concept in multiple indications with CP-690550 Incyte has generated clinical proof of concept in psoriasis with the topical pan-Jak inhibitor INCB18424 Pharmacopeia – potent compounds with improved pharmacokinetic properties compared to CP-690550 Alliance with Wyeth for systemic indications Pharmacopeia retains rights for topical indications – current focus on psoriasis

Alliance Update Research Programs CCR1 antagonist Jak3 inhibitor Lead Discovery Platform Discussion Topics

0 0 1 0 0 1 1 0 0 0 0 1 0 4.810 6.212 9.103 6.718 R3 R2 R1 GC Trace of Tags from Active Well ECLiPS – Compound Synthesis Encoded Combinatorial Libraries on Polymeric Support R1 = 001 R2 = 00110 R3 = 00010 Compound Encoding Tags SAR Developed from multiple decodes O O Cl Cl Cl O O Cl Cl Cl Cl Cl 0 50 100 150 R1 R2 R3 O O O N N N O Cl Cl Cl Cl Cl O

Screening Large Combinatorial Libraries Survey > 6 million compounds Single Compound Screening Active sub-libraries 3X redundancy Identify active sub-libraries Screen Screen Identify active wells Decoding Structure ID Tag elution Identify active structures

1,536 samples in 1536-well plates = 1.5 mL 1,536 samples in 96-well plates = 154 mL mHTS Formats - Corning Wafer Plate

Sub-mL Reagent Dispensing Dispensing Precision, < 2 % CV 0 500 1000 1500 2000 0 384 768 1152 1536 Well Number